United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

 (Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

 (Name and address of agent for service)

Registrant's telephone number, including area code:  (888) 593-7878

Date of fiscal year end:   12/31

Date of reporting period: 12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Westport Funds

Westport Select Cap Fund
Westport Fund

Annual Report
December 31, 2010

WESTPORT
INVESTMENTS

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns*– December 31, 2010

Fund or Index	One Year	Five Years	Ten Years#	Since Inception#,i
Westport Select Cap Fund – Class Rii	23.64%	5.13%	6.45%	10.10%
Russell 2000® Indexiv	26.86%	4.47%	6.33%	5.94%
Westport Fund – Class Riii	20.06%	7.34%	7.59%	10.59%
Russell Midcap® Indexiv	25.48%	4.66%	6.54%	7.80%

As set forth in the Funds’ prospectus dated May 1, 2010, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.37% and 1.31%, respectively at December 31, 2009. Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees. During the fiscal year ended December 31, 2009, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.14% and 0.12%, respectively. Please see the Funds’ Financial Highlights on pages 21 and 23 for the actual Total Fund Operating Expenses paid in fiscal 2010. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

i	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.
ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 22.

iii
The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 24.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 27% of the total market capitalization of the Russell 1000® (an index of the 1,000 largest companies in the Russell 3000® Index representing approximately 92% of the U.S. market). The Russell 2000® Index, representing approximately 8% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. market). You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v	Lipper Multi-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Lipper is an independent ranking organization for the mutual fund industry.

Letter to Shareholders	January 11, 2011

Dear Fellow Shareholder:

The housing price bubble began to deflate in 2008 impairing the collateral for many fixed income securities. This was a direct contributor to Lehman Brothers Holdings, Inc.’s failure in September 2008, which put its counterparties and possibly the entire U.S. financial system at risk. The Federal government responded with aggressive fiscal and highly expansionary monetary policies. Given the size of the government’s response, investors wagered that a rerun of the early 1930’s would be avoided, and a sharp rally in the equity markets began in March 2009 that extended into April 2010. Real GDP turned positive in the third quarter of 2009 and averaged 3.4% through the first quarter of 2010. The spring of 2010 saw the pace of economic activity slow as a number of issues weighed on business confidence – sovereign debt problems in the eurozone, a stronger U.S. dollar, potential policy responses to inflation worries in China and concern in the U.S. that the $787 billion stimulus package was not effectively targeted. Economic activity slowed with GDP averaging 2.2% in the second and third quarters of 2010 (GDP was only 0.9% excluding the impact of inventory changes during these quarters).

Strong support from the Federal Reserve’s (“Fed”) purchase of $1.45 trillion of mortgage backed securities into the first quarter of 2010 (the first round of quantitative easing) produced no more than a flattening of housing prices. Together with the slowdown in economic growth in the middle quarters of 2010 and little prospect for additional fiscal stimulus, the Fed concluded that the economy needed further monetary support. With short-term interest rates effectively at zero, the Fed decided to launch a second round of quantitative easing with purchases of $600 billion of Treasury debt securities targeted for completion by mid-2011. This further injection of liquidity improved the attractiveness of equities relative to long-term fixed income securities and combined with the change in Congressional composition that resulted from the mid-term elections supported an equity market rally in the second half of 2010. The Fed’s aggressiveness also raised concerns about the likelihood that inflation would spread beyond commodities, further reducing the attractiveness of long-term debt securities.

In a monetary environment highly supportive of equity securities, the Westport Select Cap Fund and the Westport Fund both provided attractive absolute returns exceeding 20% but trailed their respective benchmarks, the Russell 2000® Index and the Russell Midcap® Index. The investment focus of both Funds emphasizes good businesses with competitive advantages at attractive valuations. The resulting focus and portfolio concentration often leads to meaningful performance deviations versus benchmarks in the short term.

Of the four portfolio holdings in the Westport Select Cap Fund that declined in 2010, two had a minimal impact on the Fund’s 2010 performance. The remaining two, both for-profit education companies, decreased the Fund’s return for the year by 4.3 percentage points. This was considerably more than the Fund’s 3.22 percentage point deficit versus the Russell 2000® Index. As expected, the two education companies, ITT Educational Services, Inc. and DeVry, Inc., produced excellent financial results in 2010 in an economic environment characterized by unemployment levels above 9%. However, the prospect of new regulations from the Department of Education, especially the proposed gainful employment regulation, was primarily responsible for the companies’ poor share price performance in 2010. If implemented, this regulation would likely reduce the number of programs offered by for-profit schools as well as the number of students enrolled in the surviving programs as companies comply with the proposed gainful employment regulation by enrolling fewer academically risky students. Compliance is unlikely to be financially debilitating for the better operators among the for-profit education companies but a period of adjustment will be needed. New regulations on marketing should also improve the quality of the schools’ students, further reducing student loan defaults which would help satisfy a gainful employment requirement.

On the positive side, there were a number of excellent results among portfolio companies. Of the 33 stocks held in the Westport Select Cap Fund portfolio at year end, 20 outperformed the 26.86% return of the Russell 2000® Index for the year. Four of these 20 stocks recorded gains of more than 80%. The largest gain was 124% from ABB Ltd.’s proposed acquisition of Baldor Electric Company in an all-cash transaction. The other acquisition announced in the fourth quarter was an all-cash offer by a group of three private equity firms for Del Monte Foods Company. Both companies are long-term holdings of the Westport Select Cap Fund. The acquisition of Psychiatric Solutions, Inc. by Universal Health Services, Inc. announced earlier in 2010 was completed in the fourth quarter. The acquisitions of Del Monte Foods Company and Psychiatric Solutions, Inc. added 2.5 and 0.7 percentage points to the Fund's performance, respectively. For the last thirteen years this focus on value and long-term opportunity has enabled the Westport Select Cap Fund to record average annual returns of 10.10%, versus 5.94% for the Russell 2000® Index.

In 2010, the performance of the Westport Fund’s holdings was quite good, with only 5 of 46 portfolio companies having negative returns. Only one portfolio company, Lender Processing Services, Inc., (a mortgage processor involved with foreclosures) decreased Fund performance by more than 0.5 percentage points. There were two important factors that when combined, reduced the Westport Fund’s performance by approximately 8.2 percentage points in 2010. First, the Fund’s investment focus in 2010 led to a portfolio with less than 3% of assets invested in the Consumer Discretionary sector versus 16% for the Russell Midcap® Index. This underweighting combined with a 7% negative return from American Eagle Outfitters, Inc., one of two Fund holdings in this sector, decreased the Fund’s return by an amount that approximated the Fund’s 5.4 percentage point deficit with the Russell Midcap® Index. Second, last year was unusual in that large cap equities significantly underperformed mid and small caps by approximately 8 and 9 percentage points, respectively. While the majority of the Westport Fund’s assets are invested in mid cap companies, a substantial portion (33% at year-end) are currently held in large cap companies, many having reached this level through price appreciation. Using the weightings of mid caps, large caps and small caps in the Westport Fund to create a composite of the three Russell indices - Russell Midcap® Index, Russell 1000® Index, and Russell 2000® Index - shows a negative impact from the large cap holdings of 2.8 percentage points. The Lipper Multi-Cap Core Index, which quantifies results for mutual funds that have holdings in all three market capitalization categories – large, medium and small – trailed the return of the Westport Fund Class R shares by 3.43 percentage points for the year. Turning to long-term performance, the average annual return for the Westport Fund Class R shares since inception 13 years ago is 10.59% vs. 7.80% for the Russell Midcap® Index over the same period. The Fund’s Class R shares have outperformed the Lipper Multi-Cap Core Index by 6.03 percentage points per year over the 13-year period. However, historical results are no guarantee of future performance.

Among the 41 positive contributors in the Westport Fund’s portfolio was one holding that provided an annual return in excess of 100% and 4 others with returns in excess of 60%. In the later part of 2010, acquisition activity by strategic buyers and private equity firms returned. The largest gain recorded by a Fund holding in 2010 was 124% from Baldor Electric Company. As noted previously, this is the result of Baldor’s agreement to be acquired by ABB Ltd. in a strategic transaction that increases ABB’s U.S. presence and adds to its product line. Del Monte Foods Company also agreed to be acquired during the fourth quarter by a joint venture of three private equity firms for a gain of nearly 66% for the year. Historically, Del Monte has not been highly valued by Wall Street, a result of its legacy business as a packager and distributor of fruits and vegetables. However, its pet food and pet snacks business has been built with new products and acquisitions and has become a national competitor with recognized brands. Beckman Coulter, Inc., another Westport Fund holding, experienced a problem with erratic results from an important high volume clinical test for cardiac damage using a protein marker. Its stock price declined in reaction to an intervention by the Food and Drug Administration. This provided an entry point for the Fund and has reportedly led to acquisition interest among a number of parties.

Outlook

Over the last two years U.S. businesses reacted to economic uncertainty and a lack of clarity with respect to a number of Federal regulations and laws by reigning in hiring and cautiously undertaking new capital projects. This, in turn, slowed the pace of economic recovery. As the November mid-term elections neared, we believe that the prospect of a change in the composition of Congress positively influenced the business outlook and contributed to improved performance by equity markets. Election results prompted a bipartisan compromise within Congress and with the Obama Administration that extends the Bush era tax rates and provides further fiscal stimulus in the form of (1) lengthening the period for collecting unemployment benefits, (2) imposing a 2% tax holiday on Social Security payroll taxes, and (3) accelerating depreciation on capital goods purchased in 2011 and 2012. The added stimulus and clarity on tax policy for the next two years enhanced the economic outlook for 2011 and supported strong fourth quarter results for U.S. equity markets. The new fiscal stimulus legislation set forth in December 2010 is expected to add an increment of 0.5% to 1.0% to real GDP in 2011. An improved economic environment is supportive of corporate earnings growth in 2011 with forecasted earnings for the S&P 500® Index of approximately $95 per share for an estimated price earnings ratio of 13.4. In an interest rate environment where the yield on the 10-year Treasury is below 4%, this price earnings ratio is attractive and also suggests valuation support for the equity markets in 2011.

Even though the economy has transitioned successfully to a recovery phase there are a greater than normal number of significant risks for the equity markets. Outside the U.S., the eurozone is attempting to contain a sovereign debt crisis which is intertwined with issues of banking solvency in a number of European countries. Implementation of anti-inflation policies in China could slow its economy and harm the U.S. economy. In the U.S., expanding budget deficits and quantitative easing are supportive of economic activity in the near term, but they increase the risk of higher future long-term interest rates. Current Federal debt outstanding is nearly equal to nominal GDP, a level viewed by many economists as dangerous since an increase in interest rates can cause interest payments to exceed growth in nominal GDP, which would reduce funds available for capital projects that foster economic growth. The Federal government needs to enact a plan within the next few years that will restrain the growth of the Federal debt. The Fed’s balance sheet is being expanded by $2 trillion through quantitative easing - $1.45 trillion from its effort to supply liquidity during the financial crisis and $600 billion currently to support the economy. The Fed must raise interest rates on reserves or shrink its balance sheet in a timely manner to avoid higher inflation expectations and long-term interest rates. At present, the Federal government and the Fed are “kicking the can down the road” hoping their actions will stimulate enough economic growth to enable Federal and state governments and consumers to service their debt burdens and avoid actual or de facto default.

We are hopeful that the Federal government and the Fed will handle the transition from highly simulative policies successfully. In the meantime, the portfolios of both Funds are positioned with attractive company holdings that should benefit from an improving economy.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

The discussions included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change. Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

WESTPORT SELECT CAP FUND PORTFOLIO SUMMARY December 31, 2010

Portfolio Comments

After outperforming its benchmark, the Russell 2000® Index ("Index"), in the first half of 2010 the Westport Select Cap Fund Class R shares finished the year 3.22 percentage points behind the Index. The two for-profit education companies in the Fund’s portfolio – DeVry, Inc.i and ITT Educational Services, Inc.i – experienced continued share price declines despite excellent financial results. The Department of Education is revamping the rules governing access to Title IV student loans. Investors are concerned that the rewritten rules, especially the one targeted at gainful employment, will either eliminate a critical number of programs or shrink student enrollments to levels that dramatically decrease for-profit school profitability.

In 2010 there were excellent results from a large number of portfolio holdings. 20 of 33 stocks in the Westport Select Cap Fund's portfolio returned more than the Index’s 26.86% return for 2010. The Fund’s best performing holding in 2010 was Baldor Electric Companyi with a return of 124% from its agreement to be acquired by ABB Ltd. Three other holdings recorded gains of more than 80% for the year: General Communications, Inc. – Class A sharesi (telecommunications); IPG Photonics Corp.i (fiber based lasers); and Ruby Tuesday, Inc.i (casual dining restaurants) appreciated 98%, 89% and 81%, respectively.

The Index is segmented into 10 industry sectors. Comparing these sectors in the Westport Select Cap Fund to those in the Index showed out-performance by Fund holdings in five sectors, underperformance in four and equality in one. The best relative performance occurred in the Health Care sector where returns benefitted from the acquisition of Psychiatric Solutions, Inc. (behavioral health facilities) by Universal Health Services, Inc.,i (acute hospitals and behavioral health facilities), both portfolio holdings. The cash acquisition provided a significant premium for the Fund’s Psychiatric Solutions, Inc. shares and the Fund also benefitted from the rise in the stock price of Universal Health Services, Inc.i which responded to expected earnings accretion from the acquisition. The worst relative performance was the Consumer Discretionary sector. Despite a number of excellent gains among sector companies, the share price declines for the two for-profit education companies caused sector results for the year to be negative.

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2010

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	18.9
Consumer Products & Services	18.0
Industrial Services	11.5
Health Care Products & Services	9.8
Business Products & Services	9.6
Insurance	8.2
Oil & Gas Producers	8.2
Capital Goods	5.4
Publishing	3.1
Security Products & Services	2.6
Other Holdings	2.7
Cash & Cash Equivalents	2.0
Total	100.0

Westport Select Cap Fund (WPSRX) – Portfolio Summary
Average Annual Total Returnsi – December 31, 2010

Fund or Index	One Year	Five Years	Ten Years	Since Inceptionii
Westport Select Cap Fund – Class R	23.64%	5.13%	6.45%	10.10%
Russell 2000® Index	26.86%	4.47%	6.33%	5.94%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

Comparison of the Change in Value of a $10,000 Investment in the
Westport Select Cap Fund - Class R and the Russell 2000® Index

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 22.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

WESTPORT FUND PORTFOLIO SUMMARY December 31, 2010

Portfolio Comments

The Westport Fund’s primary benchmark, the Russell Midcap® Index ("Index") had a negative return of 1.95 percentage points for the first half of 2010 as markets reacted to slowing economic growth in the spring of 2010. The Federal Reserve embarked on a second round of quantitative easing in November 2010 to support economic growth. The added liquidity led to a return of 25.48% for the Index for 2010, the result of a 28.12% return in the second half of 2010 supported by strong gains from volatile shares. The stocks of some of the “good” businesses that characterize the Westport Fund’s portfolio holdings did not keep pace in this time frame, although the return on Class R shares was 25.36% for the second half of 2010 and 20.06% for the year. The Fund’s return exceeded that of the Lipper Multi-Cap Core Index by 3.43 percentage points for the year.

Portfolio holdings of the Westport Fund recorded excellent results in 2010 with only 5 of 46 holdings recording negative returns for a combined loss of 1.8 percentage points. The only meaningful negative contribution to 2010 results was Lender Processing Services, Inc.i (a mortgage processor), which decreased portfolio results by 0.9 percentage points. There were five portfolio holdings that individually contributed more than 1 percentage point to the Fund's 2010 performance: Pall Corporationi (filter technology), Precision Castparts Corp.i (metal components), FMC Corp.i (agricultural products and chemicals), Varian Medical Systems, Inc.i (radiation equipment) and Baldor Electric Companyi (electric motors).

The Index is comprised of 10 industry sectors. Comparing the Index sector returns to those of the Westport Fund showed the Fund’s portfolio holdings outperformed in five sectors and underperformed in five. The best relative performance occurred in the Materials and Processing sector where all five component companies recorded strong double digit returns. The worst relative performance was within the Consumer Discretionary sector where results were hurt by the Fund’s meaningful underweighting in this sector relative to the Index.

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Fund may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2010

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	16.0
Business Products & Services	14.1
Oil & Gas Producers	12.0
Chemicals	10.0
Consumer Products & Services	9.1
Medical Products & Services	8.2
Health Care Products & Services	5.2
Industrial Services	3.2
Capital Goods	3.1
Insurance	2.8
Other Holdings	9.1
Cash & Cash Equivalents	7.2
Total	100.0

Westport Fund (WPFRX) – Portfolio Summary
Average Annual Total Returnsi – December 31, 2010

Fund or Index	One Year	Five Years	Ten Yearsii	Since Inceptionii,iii
Westport Fund – Class R	20.06%	7.34%	7.59%	10.59%
Russell Midcap® Index	25.48%	4.66%	6.54%	7.80%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

Comparison of the Change in Value of a $10,000 Investment in the
Westport Fund - Class R and the Russell Midcap® Index

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 24.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

iii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS December 31, 2010

COMMON STOCKS — 98.0%	Shares	Market Value
Business Products & Services — 9.6%
Arbitron, Inc.	627,753	$26,064,304
CACI International, Inc.(a)	185,900	9,927,060
JDA Software Group, Inc.(a)	283,500	7,938,000
Parametric Technology Corp.(a)	432,804	9,751,074
Synopsys, Inc.(a)	1,063,892	28,629,334
		82,309,772
Capital Goods — 5.4%
Baldor Electric Company	733,002	46,208,446

Communications Equipment & Services — 1.1%
General Communication, Inc. - Class A(a)	739,450	9,361,437

Consumer Products & Services — 18.0%
Big Lots, Inc.(a)	1,313,056	39,995,686
Carter's, Inc.(a)	275,000	8,115,250
Darden Restaurants, Inc.	733,000	34,040,520
Del Monte Foods Company	2,235,154	42,020,895
Orient-Express Hotels Ltd. - Class A(a)	579,100	7,522,509
Ruby Tuesday, Inc.(a)	573,896	7,495,082
Saks, Inc.(a)	912,600	9,764,820
Talbots, Inc.(a)	592,998	5,052,343
		154,007,105
Health Care Products & Services — 9.8%
Universal Health Services, Inc. - Class B	1,933,300	83,943,886

Industrial Services — 11.5%
DeVry, Inc.	1,275,000	61,174,500
ITT Educational Services, Inc.(a)	582,848	37,121,589
		98,296,089
Industrial Specialty Products — 18.9%
Charles River Laboratories International, Inc.(a)	626,300	22,258,702
FEI Company(a)	428,030	11,304,273
IPG Photonics Corp.(a)	535,000	16,916,700
Precision Castparts Corp.	630,500	87,771,905
QLogic Corp.(a)	803,209	13,670,617
Rogers Corp.(a)	235,953	9,025,202
		160,947,399

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010

COMMON STOCKS — 98.0% (Continued)	Shares	Market Value
Insurance — 8.2%
Arthur J. Gallagher & Company	328,424	$9,550,570
Brown & Brown, Inc.	578,261	13,843,568
Willis Group Holdings plc	1,355,900	46,954,817
		70,348,955
Medical Products & Services — 1.6%
Kinetic Concepts, Inc.(a)	325,250	13,621,470

Oil & Gas Producers — 8.2%
Forest Oil Corp.(a)	905,558	34,384,037
Plains Exploration & Production Company(a)	800,003	25,712,097
Stone Energy Corp.(a)	436,000	9,718,440
		69,814,574
Publishing — 3.1%
John Wiley & Sons, Inc.	590,330	26,706,529

Security Products & Services — 2.6%
Checkpoint Systems, Inc.(a)	1,073,637	22,063,240

TOTAL COMMON STOCKS (Cost $438,143,993)		$837,628,902

MONEY MARKETS — 2.1%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	17,704,672	$17,704,672

TOTAL MONEY MARKETS (Cost $17,704,672)		$17,704,672

TOTAL INVESTMENT SECURITIES — 100.1% (Cost $455,848,665)		$855,333,574

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(707,657)

NET ASSETS — 100.0%		$854,625,917

(a)	Non-income producing security.

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS December 31, 2010

COMMON STOCKS — 92.8%	Shares	Market Value
Banks & Thrifts — 2.7%
Cullen/Frost Bankers, Inc.	70,000	$4,278,400
State Street Corp.	62,500	2,896,250
SunTrust Banks, Inc.	10,000	295,100
WSFS Financial Corp.	48,546	2,303,022
		9,772,772
Broadcasting/Cable TV/Advertising — 0.6%
Interpublic Group of Companies, Inc.(a)	215,000	2,283,300

Business Products & Services — 14.1%
CA, Inc.	425,089	10,389,175
CACI International, Inc.(a)	35,000	1,869,000
Lender Processing Services, Inc.	300,160	8,860,723
Parametric Technology Corp.(a)	402,500	9,068,325
Synopsys, Inc.(a)	430,000	11,571,300
Teradata Corp.(a)	208,190	8,569,101
		50,327,624
Capital Goods — 3.1%
Baldor Electric Company	175,000	11,032,000

Chemicals — 10.0%
Air Products and Chemicals, Inc.	120,000	10,914,000
FMC Corp.	161,416	12,895,524
Praxair, Inc.	123,000	11,742,810
		35,552,334
Consumer Products & Services — 9.1%
American Eagle Outfitters, Inc.	500,000	7,315,000
Del Monte Foods Company	334,000	6,279,200
Dr. Pepper Snapple Group, Inc.	300,000	10,548,000
McCormick & Company, Inc.	180,000	8,375,400
		32,517,600
Engineering & Consulting — 1.7%
Chicago Bridge & Iron Company N.V.(a)	181,600	5,974,640

Health Care Products & Services — 5.2%
CVS/Caremark Corp.	192,090	6,678,970
Laboratory Corporation of America Holdings(a)	80,000	7,033,600
Universal Health Services, Inc. - Class B	113,400	4,923,828
		18,636,398

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010

COMMON STOCKS — 92.8% (Continued)	Shares	Market Value
Industrial Services — 3.2%
Republic Services, Inc.	380,000	$11,346,800

Industrial Specialty Products — 16.0%
Amphenol Corp.	141,300	7,457,814
Charles River Laboratories International, Inc.(a)	135,000	4,797,900
FEI Company(a)	196,742	5,195,956
International Rectifier Corp.(a)	100,246	2,976,304
Pall Corp.	252,500	12,518,950
Precision Castparts Corp.	115,601	16,092,815
Texas Instruments, Inc.	65,064	2,114,580
W.W. Grainger, Inc.	43,872	6,059,162
		57,213,481
Insurance — 2.8%
Brown & Brown, Inc.	200,000	4,788,000
Willis Group Holdings plc	155,000	5,367,650
		10,155,650
Medical Products & Services — 8.2%
Abbott Laboratories	67,500	3,233,925
Beckman Coulter, Inc.	112,434	8,458,410
Kinetic Concepts, Inc.(a)	130,547	5,467,308
Varian Medical Systems, Inc.(a)	175,000	12,124,000
		29,283,643
Oil & Gas Producers — 12.0%
Anadarko Petroleum Corp.	170,000	12,947,200
EOG Resources, Inc.	172,500	15,768,225
Forest Oil Corp.(a)	122,500	4,651,325
Plains Exploration & Production Company(a)	180,824	5,811,683
Stone Energy Corp.(a)	162,541	3,623,039
		42,801,472
Transportation — 2.0%
FedEx Corp.	77,500	7,208,275

Utilities — 1.8%
Entergy Corp.	92,500	6,551,775

Other(b) — 0.3%		1,156,500

TOTAL COMMON STOCKS (Cost $245,967,107)		$331,814,264

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) December 31, 2010

MONEY MARKETS — 8.3%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	29,529,879	$29,529,879

TOTAL MONEY MARKETS (Cost $29,529,879)		$29,529,879

TOTAL INVESTMENT SECURITIES — 101.1% (Cost $275,496,986)		$361,344,143

LIABILITIES IN EXCESS OF OTHER ASSETS — (1.1)%		(3,808,135)

NET ASSETS — 100.0%		$357,536,008

(a)	Non-income producing security.

(b)	"Other" category includes all issues that are not disclosed separately in the Portfolio of Investments.

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2010

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$455,848,665	$275,496,986
At market value (Note 2)	$855,333,574	$361,344,143
Dividends and interest receivable	786,891	319,614
Receivable for capital shares sold	507,617	442,501
Other assets	77,035	64,381
TOTAL ASSETS	856,705,117	362,170,639

LIABILITIES
Payable for capital shares redeemed	924,818	23,975
Payable for securities purchased	—	4,119,327
Payable to Adviser (Note 4)	719,180	266,600
Other accrued expenses and liabilities	435,202	224,729
TOTAL LIABILITIES	2,079,200	4,634,631

NET ASSETS	$854,625,917	$357,536,008

Net assets consist of:
Paid-in capital	$455,225,915	$273,533,348
Accumulated net realized loss from security transactions	(84,907)	(1,844,497)
Net unrealized appreciation on investments	399,484,909	85,847,157
Net assets	$854,625,917	$357,536,008

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$336,359,568	$273,472,946
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	13,623,512	11,746,183
Net asset value, offering price and redemption price per share (Note 2)	$24.69	$23.28

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$518,266,349	$84,063,062
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	20,420,097	3,610,012
Net asset value, offering price and redemption price per share (Note 2)	$25.38	$23.29

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Year Ended December 31, 2010

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$5,612,165	$3,507,534
Interest	539	495
TOTAL INVESTMENT INCOME	5,612,704	3,508,029

EXPENSES
Investment advisory fees (Note 4)	8,213,540	2,659,761
Shareholder servicing fees, Class R (Note 4)	464,797	288,063
Transfer agent fees, Class R (Note 4)	454,988	271,408
Administration and accounting services fees (Note 4)	300,526	126,130
Transfer agent fees, Class I (Note 4)	246,757	18,301
Professional fees	95,430	66,357
Shareholder reporting costs	79,874	21,912
Registration fees, Class I	57,696	27,461
Registration fees, Class R	38,876	45,080
Compliance fees and expenses	33,804	19,059
Trustees' fees and expenses	31,782	31,782
Insurance expense	31,189	10,427
Custodian fees	25,749	10,060
Other expenses	32,533	26,986
TOTAL EXPENSES	10,107,541	3,622,787

NET INVESTMENT LOSS	(4,494,837)	(114,758)

REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(22,767)	(367,225)
Net change in unrealized appreciation/depreciation on investments	161,481,752	56,163,029
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	161,458,985	55,795,804

NET INCREASE IN NET ASSETS FROM OPERATIONS	$156,964,148	$55,681,046

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
FROM OPERATIONS:
Net investment loss	$(4,494,837)	$(2,343,605)	$(114,758)	$(368,662)
Net realized gains (losses) from security transactions	(22,767)	15,710,921	(367,225)	(1,466,708)
Net change in unrealized appreciation/depreciation on investments	161,481,752	155,112,190	56,163,029	51,363,808
Net increase in net assets from operations	156,964,148	168,479,506	55,681,046	49,528,438

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains, Class R	—	(3,873,913)	—	—
From realized gains, Class I	—	(6,186,309)	—	—
Decrease in net assets from distributions to shareholders	—	(10,060,222)	—	—

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	205,284,310	102,677,191	107,162,459	113,117,582
Reinvested dividends	—	3,856,750	—	—
Payments for shares redeemed	(200,966,980)	(192,460,071)	(69,516,471)	(53,154,828)
Net increase (decrease) in net assets from Class R share transactions	4,317,330	(85,926,130)	37,645,988	59,962,754

CLASS I
Proceeds from shares sold	151,801,257	113,107,486	31,705,944	32,093,794
Reinvested dividends	—	3,761,442	—	—
Payments for shares redeemed	(180,281,297)	(115,735,866)	(11,487,691)	(6,612,836)
Net increase (decrease) in net assets from Class I share transactions	(28,480,040)	1,133,062	20,218,253	25,480,958

Net increase (decrease) in net assets from capital share transactions	(24,162,710)	(84,793,068)	57,864,241	85,443,712

TOTAL INCREASE IN NET ASSETS	132,801,438	73,626,216	113,545,287	134,972,150

NET ASSETS:
Beginning of year	721,824,479	648,198,263	243,990,721	109,018,571
End of year	$854,625,917	$721,824,479	$357,536,008	$243,990,721

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net asset value at beginning of year	$19.97	$15.70	$23.31	$24.56	$24.16

Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.09)	(0.13)	0.11	0.01
Net realized and unrealized gains (losses) on investments	4.89	4.65	(7.48)	1.47	3.00
Total from investment operations	4.72	4.56	(7.61)	1.58	3.01

Less distributions:
From net investment income	—	—	—	(0.14)	(0.01)
From net realized gains	—	(0.29)	—	(2.69)	(2.59)
From return of capital	—	—	—	—	(0.01)
Total distributions	—	(0.29)	—	(2.83)	(2.61)

Net asset value at end of year	$24.69	$19.97	$15.70	$23.31	$24.56

Total Return	23.64%	28.99%	(32.65)%	6.38%	12.41%

Net assets at end of year (000's)	$336,360	$274,861	$301,444	$444,327	$439,959

Ratio of net expenses to average net assets	1.36%	1.37%	1.37%	1.33%	1.32%

Ratio of net investment income (loss) to average net assets	(0.68)%	(0.48)%	(0.60)%	0.41%	0.02%

Portfolio turnover rate	13%	6%	4%	6%	7%

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net asset value at beginning of year	$20.48	$16.07	$23.80	$24.97	$24.52

Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.05)	(0.08)	0.18	0.04
Net realized and unrealized gains (losses) on investments	5.01	4.75	(7.65)	1.50	3.07
Total from investment operations	4.90	4.70	(7.73)	1.68	3.11

Less distributions:
From net investment income	—	—	—	(0.16)	(0.04)
From net realized gains	—	(0.29)	—	(2.69)	(2.59)
From return of capital	—	—	—	—	(0.03)
Total distributions	—	(0.29)	—	(2.85)	(2.66)

Net asset value at end of year	$25.38	$20.48	$16.07	$23.80	$24.97

Total Return	23.93%	29.20%	(32.48)%	6.68%	12.69%

Net assets at end of year (000's)	$518,266	$446,963	$346,754	$506,201	$579,405

Ratio of net expenses to average net assets	1.14%	1.15%	1.15%	1.11%	1.09%

Ratio of net investment income (loss) to average net assets	(0.46)%	(0.25)%	(0.38)%	0.62%	0.13%

Portfolio turnover rate	13%	6%	4%	6%	7%

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class R
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net asset value at beginning of year	$19.39	$14.67	$21.11	$19.21	$18.87

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.04)	0.04	(0.16)
Net realized and unrealized gains (losses) on investments	3.91	4.76	(6.35)	2.60	2.67
Total from investment operations	3.89	4.72	(6.39)	2.64	2.51

Less distributions:
From net investment income	—	—	—	(0.04)	—
From net realized gains	—	—	(0.05)	(0.70)	(2.17)
Total distributions	—	—	(0.05)	(0.74)	(2.17)

Net asset value at end of year	$23.28	$19.39	$14.67	$21.11	$19.21

Total Return	20.06%	32.17%	(30.28)%	13.71%	13.27%

Net assets at end of year (000's)	$273,473	$193,620	$92,583	$41,975	$34,879

Ratio of net expenses to average net assets	1.27%	1.31%	1.37%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets	(0.08)%	(0.25)%	(0.35)%	0.21%	(0.67)%

Portfolio turnover rate	1%	5%	3%	9%	1%

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year
	Class I
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net asset value at beginning of year	$19.35	$14.63	$21.03	$19.14	$18.80

Income (loss) from investment operations:
Net investment income (loss)	0.02	(0.01)	(0.04)	0.04	(0.10)
Net realized and unrealized gains (losses) on investments	3.92	4.73	(6.31)	2.59	2.61
Total from investment operations	3.94	4.72	(6.35)	2.63	2.51

Less distributions:
From net investment income	—	—	—	(0.04)	—
From net realized gains	—	—	(0.05)	(0.70)	(2.17)
Total distributions	—	—	(0.05)	(0.74)	(2.17)

Net asset value at end of year	$23.29	$19.35	$14.63	$21.03	$19.14

Total Return	20.36%	32.26%	(30.20)%	13.73%	13.32%

Net assets at end of year (000's)	$84,063	$50,371	$16,436	$16,585	$13,570

Ratio of net expenses to average net assets	1.08%	1.15%	1.29%	1.48%	1.45%

Ratio of net investment income (loss) to average net assets	0.12%	(0.07)%	(0.28)%	0.22%	(0.62)%

Portfolio turnover rate	1%	5%	3%	9%	1%

See accompanying notes to financial statements.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS December 31, 2010

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Select Cap Fund and the Westport Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Procedures ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure was effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. With respect to the Funds, there were no significant transfers in to and out of Levels 1 and 2 during the current year presented.

Disclosure is required for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

The Funds did not hold any Level 2 or Level 3 securities during the year ended December 31, 2010.

Westport Select Cap Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$837,628,902	$—	$—	$837,628,902
Money Markets	17,704,672	—	—	17,704,672
Total	$855,333,574	$—	$—	$855,333,574

Westport Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$331,814,264	$—	$—	$331,814,264
Money Markets	29,529,879	—	—	29,529,879
Total	$361,344,143	$—	$—	$361,344,143

*	All sub-categories within common stocks represent Level 1 evaluation status. See Portfolios of Investments for industry categories.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, expenses (other than expenses attributable to a specific class), realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated by each Fund daily to each class of its shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions – Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The tax character of distributions paid for the years ended December 31, 2010 and December 31, 2009 is as follows:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
From ordinary income	$—	$—	$—	$—
From long-term capital gains	—	10,060,221	—	—
	$—	$10,060,221	$—	$—

As of December 31, 2010, the Westport Select Cap Fund had a capital loss carryforward of $22,767 which will expire in the year 2018. The Westport Fund had capital loss carryforwards of $753,662 and $1,052,726 which will expire in the years 2018 and 2017, respectively. To the extent that a Fund realizes future net capital gains, those gains will be offset by its unused capital loss carryforward.

As of December 31, 2010, the Westport Fund had $27,545 of post-October losses, which were deferred until January 1, 2011 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The following information is computed on a tax basis for each item for the year ended December 31, 2010:

	Westport Select Cap Fund	Westport Fund
Gross unrealized appreciation	$413,174,452	$96,061,450
Gross unrealized depreciation	(13,751,683)	(10,224,857)
Net unrealized appreciation	$399,422,769	$85,836,593
Undistributed ordinary income	—	—
Accumulated Capital and Other Losses	(22,767)	(1,833,933)
Total accumulated earnings	$399,400,002	$84,002,660
Federal income tax cost*	$455,910,805	$275,507,550

*
The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.

Reclassification of capital accounts – The following reclassifications made by the Funds during the tax year ended December 31, 2010, are primarily the result of differences in the tax treatment of net investment losses.

	Accumulated Net Investment Loss	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$4,494,837	$(4,494,837)	$—
Westport Fund	$114,758	$(114,758)	$—

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

3.	Investment Transactions

For the year ended December 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $102,355,962 and $133,263,685, respectively, for the Westport Select Cap Fund, and $55,324,943 and $1,898,114, respectively, for the Westport Fund.

4.	Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through April 30, 2011. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the year ended December 31, 2010.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT

Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) provides services to the Funds that include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the Securities and Exchange Commission (“SEC”) related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting with the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and is reimbursed for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS for out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the year ended December 31, 2010, shareholder servicing fees of $464,797 and $288,063 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the year ended December 31, 2010, transfer agent servicing fees of $390,162 and $234,578 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $152,057 and $6,994 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the year ended December 31, 2010.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES

Under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, Inc., (“Vigilant”), Vigilant provided the Chief Compliance Officer (“CCO”) services to the Funds for the year ended December 31, 2010. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
CLASS R
Shares sold	9,088,805	6,083,224	5,210,084	6,985,918
Shares reinvested	—	190,739	—	—
Shares redeemed	(9,230,819)	(11,705,215)	(3,451,964)	(3,309,341)
Net increase (decrease) in shares outstanding	(142,014)	(5,431,252)	1,758,120	3,676,577
Shares outstanding, beginning of year	13,765,526	19,196,778	9,988,063	6,311,486
Shares outstanding, end of year	13,623,512	13,765,526	11,746,183	9,988,063
CLASS I
Shares sold	6,608,642	6,535,972	1,573,439	1,895,306
Shares reinvested	—	181,362	—	—
Shares redeemed	(8,012,179)	(6,475,265)	(566,359)	(415,918)
Net increase (decrease) in shares outstanding	(1,403,537)	242,069	1,007,080	1,479,388
Shares outstanding, beginning of year	21,823,634	21,581,565	2,602,932	1,123,544
Shares outstanding, end of year	20,420,097	21,823,634	3,610,012	2,602,932

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Westport Funds
Westport, Connecticut

We have audited the accompanying statements of assets and liabilities of The Westport Funds (the “Trust”), comprising respectively, the Westport Select Cap Fund and the Westport Fund, including the portfolios of investments as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westport Select Fund and Westport Fund as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2011

THE WESTPORT FUNDS OTHER ITEMS December 31, 2010 (Unaudited)

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2010 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the SEC’s website at http://www.sec.gov.

Considerations in Approving the Renewal of the Investment Advisory Agreement.

On September 10, 2010, the Board of Trustees of The Westport Funds (the “Trust”), including the Trustees who are not parties to the Investment Advisory Agreement (“Advisory Agreement”) between the Trust and Westport Advisers, LLC (the “Adviser”), the investment adviser of each series of the Trust (each, a “Fund”), or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of either such party (the “Independent Trustees”), considered and approved the renewal of the Advisory Agreement for an additional term of one year. Prior to the meeting, the Trustees (i) reviewed materials provided by the Adviser in response to a letter submitted by Trust counsel requesting that the Adviser provide certain information to the Trustees and (ii) received guidance regarding their fiduciary duties, in each case in connection with considering the renewal of the Advisory Agreement. The Trustees also review and assess the quality of the services that the Funds receive throughout the year, and kept the information that they have learned from such ongoing oversight in mind in their deliberations.

At the meeting, the Trustees had the opportunity to meet with representatives of the Adviser and discuss the materials provided in response to the request letter. In executive session, the Independent Trustees further reviewed the Advisory Agreement and the materials provided by the Adviser. In approving the renewal of the Advisory Agreement, the Independent Trustees and the Board of Trustees as a whole reached the conclusions set forth below, based on the considerations indicated, among others:

Nature, Quality and Extent of Services Provided by the Adviser. The Trustees determined that they were satisfied with the nature, quality and extent of the services provided by the Adviser. In reaching this conclusion, the Trustees: (i) considered that the Adviser furnishes a continuous investment program for the Funds, makes day-to-day investment decisions for the Funds and manages the Funds’ investments in accordance with each Fund’s investment policies as stated in the Funds’ prospectus, and (ii) noted the experience of the Adviser’s personnel and the level of knowledge that they demonstrate with respect to the Funds and the market. The Trustees also considered that the Adviser maintains and coordinates the non-investment services needed to keep the Funds functioning, subject to the direction of the Board, and the Adviser’s culture of ethics and compliance.

Performance. The Trustees determined that the Funds’ short-term and long-term performance has been satisfactory on a relative and objective basis. In reaching this conclusion, the Trustees considered performance information prepared for the Trustees by Lipper, Inc. (“Lipper”) comparing, among other things, the performance of the Funds over varying time periods ending as of June 30, 2010 to the performance of (i) appropriate indices, (ii) a group comprised of a small number of directly comparable mutual funds selected by Lipper for performance comparison purposes; and (iii) a broader universe of generally comparable mutual funds selected by Lipper for performance comparison purposes. The Trustees noted in particular the Funds’ strong performance relative to both the indices and the group and universe of mutual funds selected by Lipper, especially over longer time periods The Trustees also noted that, over the course of the year, they had the opportunity to discuss the Funds’ performance extensively with the portfolio managers and they were satisfied with the way the portfolios were being managed.

Costs and Profitability. The Trustees concluded that the levels of the costs of the services provided to the Funds by the Adviser and such profits as the Adviser realizes with respect to its relationship with the Funds were acceptable in light of the service provided by the Adviser and the performance the Adviser has been able to produce for the Funds. In reaching this conclusion, the Trustees considered:

•
data compiled by Lipper indicating that the Funds by most comparisons had higher, but not significantly higher, advisory fees and operating expenses than the median and average of (i) a group comprised of a small number of directly comparable mutual funds and (ii) a broader universe of generally comparable mutual funds, in each case selected by Lipper for cost comparison purposes;

•
that (i) while the Adviser’s only clients are the Funds, the Adviser’s investment adviser affiliate receives advisory fees from its institutional separately managed account clients who have become clients in recent years that are typically equivalent to or higher than the investment advisory fees paid by the Funds, for managing those clients’ assets using substantially the same investment strategy as used for the Funds; and (ii) the institutional clients of the Adviser’s affiliate typically require less non-investment service than the Funds; and

•
the willingness of the Adviser to provide information about its costs in providing its services to the Funds, the fact that the portfolio managers for the Funds also own the Adviser, and the high level of service provided to and strong performance produced by the Adviser with respect to the Funds.

The Trustees also considered that the principals of the Adviser’s investment advisory affiliate benefit from being able to introduce potential clients that do not satisfy the affiliate’s account minimum to the Funds, and the soft dollars arrangements instituted by the Adviser with respect to the Funds during the past year.

Economies of Scale. The Trustees considered whether a breakpoint in the advisory fee for either Fund should be requested, and determined that a breakpoint was not warranted at this time. In reaching this determination, the Trustees considered that the ability of the Funds to experience significant economies of scale was limited, given the nature of the Funds’ investment strategies and focus on investing in companies with smaller capitalizations, and the Adviser’s representation that, as a practical matter, the Funds would need to be closed to new investors before they grew to a level at which significant potential economies of scale could be achieved.

After deliberating on the factors set forth above, among others, and based on its evaluation of the information provided to it, the Board and the Independent Trustees found that the fees paid by the Funds to the Adviser under the Advisory Agreement are fair and reasonable. The Board and the Independent Trustees also concluded that the approval of the renewal of the Advisory Agreement was in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees, voting separately, unanimously approved the renewal of the Advisory Agreement with respect to each Fund.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses
The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2010” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Six Months Ended December 31, 2010*	Net Expense Ratio Annualized December 31, 2010	Total Return Ended Six Months December 31, 2010
Westport Select Cap Fund
Class R	Actual	$1,000.00	$1,205.60	$7.54	1.36%	20.56%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.16	$6.90	1.36%	1.82%
Class I	Actual	$1,000.00	$1,206.80	$6.39	1.15%	20.68%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$5.85	1.15%	1.92%
Westport Fund
Class R	Actual	$1,000.00	$1,253.60	$7.22	1.27%	25.36%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.59	$6.47	1.27%	1.86%
Class I	Actual	$1,000.00	$1,254.80	$6.21	1.09%	25.48%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.56	1.09%	1.95%

*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (# of days in most recent fiscal half-year divided by # of days in current fiscal year (184/365) to reflect the one-half year period.

Management of the Trust

Listed in the charts below is basic information regarding the Trustees and officers of the Westport Funds (the Trust).

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships

DISINTERESTED TRUSTEES:

Raymond J. Armstrong 253 Riverside Avenue Westport, CT 06880 Age 85	Trustee, November 14, 1997 – present	Retired	2	none

Stephen E. Milman 253 Riverside Avenue Westport, CT 06880 Age 73	Trustee, November 14, 1997 – present	Retired	2	none

D. Bruce Smith, II 253 Riverside Avenue Westport, CT 06880 Age 72	Trustee, November 14, 1997 – present	Retired	2	none

Edward K. Mettelman 253 Riverside Avenue Westport, CT 06880 Age 56	Trustee, January 1, 2008 – present	Managing Director, Investment Strategies Fund LP (September 2009-present); Retired prior to September 2009.	2	Director, Ganeden Biotech, Inc.

INTERESTED TRUSTEE*:

Edmund H. Nicklin, Jr. 253 Riverside Avenue Westport, CT 06880 Age 64	Trustee, November 14, 1997 – present and President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Executive Vice President, Westport Asset Management, Inc.	2	none

*	All Interested Trustees are “interested persons” of the Funds as defined in the 1940 Act by virtue of their interest in the investment adviser.

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships

OFFICERS OF THE TRUST*:

Andrew J. Knuth 253 Riverside Avenue Westport, CT 06880 Age 72	Executive Vice President, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; Chairman, Westport Asset Management, Inc.	n/a	n/a

Ronald H. Oliver 253 Riverside Avenue Westport, CT 06880 Age 82	Executive Vice President and Secretary, September 18, 1997 – present	Managing Director, Westport Advisers, LLC; President, Westport Asset Management, Inc.	n/a	n/a

Terry A. Wettergreen 253 Riverside Avenue Westport, CT 06880 Age 60	Vice President, October 7, 1999 – present, and Treasurer, March 8, 2002 – present	Vice President Operations, Westport Advisers, LLC	n/a	n/a

Russell M. Lynch 253 Riverside Avenue Westport, CT 06880 Age 61	Vice President, October 7, 1999 – present	Vice President Marketing, Westport Advisers, LLC	n/a	n/a

Mario A. Loya 253 Riverside Avenue Westport, CT 06880 Age 40	Vice President, September 11, 2009 – present	Vice President, Westport Advisers, LLC; Analyst, Westport Asset Management, Inc.	n/a	n/a

Salvatore Faia 253 Riverside Avenue Westport, CT 06880 Age 48	Chief Compliance Officer, January 1, 2010 – present	President, Vigilant Compliance Services	n/a	n/a

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-888-593-7878.

THIS PAGE INTENTIONALLY LEFT BLANK.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
1-203-227-3601

Board of Trustees
Raymond J. Armstrong
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
D. Bruce Smith, II

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

WESTPORT INVESTMENTS

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics ("Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, no amendments were made to the provisions of the Code, nor were any implicit or explicit waivers to the provisions of the Code granted.

The registrant will provide to any person, without charge, upon request, a copy of the Code, which can be obtained by writing The Westport Funds at 253 Riverside Avenue, Westport, Connecticut 06880 or calling 1-888-593-7878.

Item 3. Audit Committee Financial Expert.

After considering each audit committee member's background and experience, the Board determined that no member of the registrant's audit committee qualifies for designation as an "audit committee financial expert," as that term has been defined by the Securities and Exchange Commission because no single audit committee member possessed all five attributes, acquired in the manner specified. The Board further concluded that, although none of the registrant's audit committee members qualify for designation as an audit committee financial expert, each audit committee member, and the audit committee as a whole, has sufficient financial expertise to adequately perform its duties pursuant to the registrant's audit committee charter.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

December 31, 2010	December 31, 2009
$32,050	$31,000

Such fees represent the aggregate fees billed for the fiscal years ended December 31, 2010 and December 31, 2009 for professional services rendered by Tait, Weller & Baker for the audit of the registrant's annual financial statements.

(b)	Audit-Related Fees

December 31, 2010	December 31, 2009
$2,150	$2,050

Such fees represent the fees billed for the fiscal years ended December 31, 2010 and December 31, 2009 for services rendered by Tait, Weller & Baker in connection with its review of the unaudited semi-annual financial statements for the six months ended June 30, 2010 and June 30, 2009, respectively.

(c)	Tax Fees

December 31, 2010	December 31, 2009
$5,800	$5,500

"Tax fees" shown in the table above were for services provided by Tait, Weller & Baker in relation to the preparation of excise filings and income tax returns.

(d)	All Other Fees

December 31, 2010	December 31, 2009
$0	$0

The registrant was not billed any fees by Tait, Weller & Baker for products and services provided by Tait Weller & Baker, other than the services reported above in items (a) - (c), for the fiscal years ended December 31, 2010 and December 31, 2009.

(e)	Pre-Approval Policies and Procedures

(1)

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE
of
THE WESTPORT FUNDS ("Trust")

(Adopted December 10, 2004)

The Sarbanes-Oxley Act of 2002 ("Act")(1) and rules adopted by the Securities and Exchange Commission ("SEC") pursuant to the Act ("Rules")(2) require that the Trust's Audit Committee pre-approve all audit services (as described at Appendix A) and non-audit services provided to the Trust and/or its series (each a "Fund") by its independent accountant ("Auditor"), as well as all non-audit services provided by the Auditor to the Trust's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Trust ("Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

The Auditors may not provide prohibited non-audit services to the Trust or its Service Affiliates. Prohibited non-audit services are described at Appendix B.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Trust.

2.
The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Trust, if the non-audit services to the Service Affiliate directly impact the Trust's operations and financial reporting.

(1)	Pub. L. 107-204, 116 Stat. 745 (2002).

(2)	Sec. Act Rel. No. 8183 (Mar. 20, 2003).

B.	Pre-Approval of Audit Services to the Trust

1.
The Audit Committee shall approve the engagement of an auditor to certify the Trust's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Delegate. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the scope of the proposed audit, and the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Trust will receive.

2.	The Audit Committee shall report to the Board of Trustees (the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.
Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Trustees").

4.	To the extent required by law, the Engagement shall be submitted for ratification by shareholders at the next annual meeting of shareholders.

C.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - by Types or Categories of Services

1.
The Audit Committee may pre-approve types of non-audit services to the Trust and its Service Affiliates pursuant to this Section C. In connection with such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

2.
The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix B) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.

3.
Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Trust, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Trust may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Trust's operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year. A non-exclusive list of permissible non-audit services is provided at Appendix C.

4.
The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

5.
The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Trust to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to any conditions or limitations set by the Audit Committee.

6.
The Trust's management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - Project-by-Project Basis

1.	The Audit Committee also may pre-approve non-audit services on a project by project basis pursuant to this Section D.

2.
Management of the Trust, in consultation with the Auditor, may submit either to the Audit Committee or to the Delegate, as provided in this Section D, for consideration and action, a pre-approval request identifying one or more non-audit service projects, as well as any material changes proposed in a service that has been pre-approved (including a discussion of the reason for such change). The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Delegate shall request.

3.
The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a "Delegate") to consider, on the Audit Committee's behalf, (i) any non-audit services, whether to the Trust or to any Service Affiliate, that have not been pre-approved by the Audit Committee or (ii) any proposed material changes to the nature or costs of a non-audit service previously provided. The Delegate may also review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Trust's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Delegate will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Trust or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Delegate shall take into account any restrictions placed by the Audit Committee on his or her pre-approval authority. The Delegate may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $10,000 per Fund.

5.
The Delegate's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Trust or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Delegate in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Delegate does not or may not (due to the estimated budget of fees exceeding $10,000 per Fund) approve the Auditor providing the requested non-audit service, the matter may be presented by the Delegate, the Trust's Treasurer or President to the full Audit Committee for its consideration and action.

E.	Amendment; Periodic Review

1.	The Audit Committee may amend these Procedures from time to time.

2.	These Procedures shall be reviewed periodically by the Audit Committee.

F.	Recordkeeping

1.	The Trust shall maintain a written record of all decisions made by the Audit Committee or by a Delegate pursuant to these Procedures, together with appropriate supporting material.

2.
In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.
A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

Adopted:  December 10, 2004

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, "audit services" provided to the Trust include the following activities:

1.	Annual audit of the Trust's financial statements.

2.	Limited review of agreed-upon procedures with respect to the Trust's semi-annual financial statements.

3.
Other procedures, including review of tax provisions and registered investment company qualification tests, that need to be performed by the Auditor in order to provide an opinion on the Trust's financial statements, including tests performed to evaluate the Trust's internal control systems, review of information systems and procedures.

4.	Preparation of the Auditor's report on the Trust's internal controls for financial reporting, and related procedures.

5.
Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, including any annual proxy statements, and statutory audits.

6.	Attendance at any shareholder meeting.

7.	Attendance at audit committee meetings to review audit plan and discuss results.(3)

(3)	For other purposes, the definition of "audit services" may differ.

APPENDIX B

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Trust and its investment adviser;

2.
Any entity controlled by or controlling the Trust's investment adviser, and any entity under common control with the Trust's investment adviser if such entity (a) is an investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.
Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Trust's investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The Trust's "Investment Company Complex Entities" include:

Westport Advisers, LLC
Westport Asset Management, Inc.
Riverside Associates LP - 1

The following services may not be provided by the Trust's Auditor to an Investment Company Complex Entity, except as noted:

Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including:

•	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

•	Preparing an Investment Company Complex Entity's financial statements that are filed with the SEC, or that form the basis for such financial statements; or

•	Preparing or originating source data underlying an Investment Company Complex Entity's financial statements.

Financial information systems design and implementation, including:

•	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity's information system or managing an Investment Company Complex Entity's local area network.

•
Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity's financial statements or other financial information systems taken as a whole.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

Internal audit outsourcing services. This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity's internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity's financial statements.

Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

Human resources. Services in this category are:

•	searching for or seeking out prospective candidates for managerial, executive, or director positions;

•	engaging in psychological testing, or other formal testing or evaluation programs;

•	undertaking reference checks of prospective candidates for an executive or director position;

•	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

•
recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Trust's independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

Broker-dealer, investment adviser, or investment banking services. Services in this category are:

•	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

•	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client's investments;

•	executing a transaction to buy or sell an audit client's investment; or

•	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

Legal services. A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity's legal representative, for the purpose of advocating an Investment Company Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Trust's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX C

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are permissible "non-audit services," one or more of which may be pre-approved by the Audit Committee pursuant to Section C of these Procedures.

1.	Audit-Related Services (traditionally performed by the firm engaged as Auditor) o Audit of an employee benefit plan.

•	Due diligence procedures related to mergers and acquisitions.

•	Review of internal controls.

•	Consultations concerning financial accounting and reporting standards, regulatory developments and internal controls.

2.	Tax Services

•	Tax compliance services, including preparation and signing of the Trust's federal and excise tax returns and preparation of the Trust's year-end calculation of its distribution requirements.

•
Tax planning and advice, e.g., compliance with the asset diversification and gross income tests, determining the Trust's distributable income and distributions to manage income and excise taxes, advice relating to reporting distribution information to shareholders (e.g., Forms 1099 information), state, local and foreign tax issues, tax issues relating to the acceptance of new shareholders or the liquidation of existing shareholders, the tax consequences to the Trust of investing in new types of securities or derivatives and the adoption of new tax regulations affecting the Trust. Such planning and advice would include research, discussions, preparation of memoranda and attendance at meetings relating to such matters, as mutually determined to be necessary.

3.	Other Non-Audit Services o Advisory and consultation services.

•	Other non-audit services not listed above.

(2) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by Tait Weller & Baker for services rendered to the registrant for the fiscal years ended December 31, 2010 and December 31, 2009 were $5,800 and $5,500, respectively. Tait Weller & Baker did not bill for or render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2010 and December 31, 2009.

(h) Not applicable. Tait Weller & Baker did not render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2010 or December 31, 2009.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

This information is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2006.

(2)	Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:  March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:  March 7, 2011

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:  March 7, 2011